SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


   Pursuant to Section 13 0r 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): April 3, 2003


                                ICONET, INC.
                                   F/K/A
                   DIGITAL VIDEO DISPLAY TECHNOLOGY CORP.
           ______________________________________________________
           (Exact name of registrant as specified in its charter)


     NEVADA                                                 86-0891931
______________________                                  ___________________
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                          Identification No.)

     8 Gaucho Drive
Rolling Hills Estates, California                                   90274
________________________________________                         __________
(Address of principal executive offices)                         (Zip Code)

      Registrants telephone number, including area code (416) 682-9255
                                                        ______________


                    Commission File Number: 000 - 28481
                                             ___________


ITEM 2.  DISPOSITION OF ASSETS.

     On April 3, 2003, based on further due diligence by the parties, the Company and Sea Emerald Development Corp., a Canadian corporation ("Sea Emerald"), mutually agreed to rescind their agreement for the purchase and sale of 100% interest in 21 mining claims situated in Langmuir Township, Porcupine Mining Division, Ontario, Canada. The 10,000,000 shares of the Company's restricted Common Stock issued to Sea Emerald will be returned to the Company's treasury.


                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   /s/ RANDY MILLER
                                   ___________________________
                                   Randy Miller, President